EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his or her capacity as an officer of ChineseInvestors.COM (the "Company"), that, to his or her knowledge, the Amendment to Quarterly Report of the Company on Form 10-Q for the period ended November 30, 2013 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 26, 2014

/s/  Warren Wang

Warran Wang

President and Chief Executive Officer (Principal Executive Officer)

Dated: March 26, 2014

/s/ Paul Dickman

Paul Dickman, CPA

Vice President, Accounting and Finance